Exhibit 99.1

Name:
Number of Shares of Restricted Stock:
Date of Grant:

SURGERY PARTNERS, INC.

2015 OMNIBUS INCENTIVE PLAN

FORM OF

RESTRICTED STOCK AWARD AGREEMENT

This agreement (the “Agreement”) evidences a grant of Restricted Stock by Surgery Partners, Inc. (the “Company”) to the undersigned (the “Grantee”), pursuant to and subject to the terms of the Surgery Partners, Inc. 2015 Omnibus Incentive Plan (as amended from time to time, the “Plan”).

1. Grant of Restricted Stock. The Company grants to the Grantee on the date set forth above (the “Date of Grant”) the number of shares of Restricted Stock of the Company set forth above (the “Shares”), in each case subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

3. Nontransferability of Shares. The Shares acquired by the Grantee pursuant to this Award shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.

4. Vesting; Forfeiture. The vesting and forfeiture provisions applicable to the Award are set forth in Exhibit A hereto.

5. Dividends, etc. The Grantee shall be entitled to receive any and all dividends or other distributions paid with respect to those Shares of which the Grantee is the record owner on the record date for such dividend or other distribution; provided, however, that any property or cash (including, without limitation, any regular cash dividends) distributed with respect to a Share (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; and further provided, that the Administrator may require that any cash distribution with respect to the Shares be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. Any cash amounts that would otherwise have been paid with respect to an associated share shall be accumulated and paid to the Grantee, without interest, only upon, or within thirty (30) days following, the date on which such associated share vests hereunder (the “Vesting Date”) and any other property distributable with respect to such associated share shall also vest on the Vesting Date. References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted rights to cash or restricted property described in this Section 5.

6. Forfeiture Risk; Recovery of Compensation.

(a) Except as expressly provided in the vesting and forfeiture provisions set forth in Exhibit A hereto, if the Grantee’s Employment ceases for any reason, including death, the Shares, to the extent not already vested, will be automatically and immediately forfeited upon such termination.

(b) This Award is subject to Section 6(a)(5) of the Plan. By accepting the Award, the Grantee expressly acknowledges and agrees that in addition to the vesting and forfeiture provisions set forth in Exhibit A hereto, the Award (whether or not vested) is subject to forfeiture, and the Grantee and any permitted transferee will be obligated to return to the Company the value received with respect to the Award (including any gain realized on a subsequent sale or disposition of Shares) (i) upon or in connection with a breach by the Grantee of a non-competition, non-solicitation, confidentiality or similar covenant or agreement with the Company or its subsidiaries, (ii) in accordance with any clawback or similar policy maintained by the Company, as such policy may be amended and in effect from time to time, or (iii) as otherwise required by law or applicable stock exchange listing standards, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(c) The Grantee hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any Shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

7. Retention of Certificates. Any certificates representing unvested Shares shall be held by the Company. If unvested Shares are held in book entry form, the undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

8. Legends, Etc. Any certificates representing unvested Shares will bear such legends as determined by the Company that discloses the restrictions on transferability imposed on such Shares as a result of this Award and the Plan. As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates covering such Shares, without the aforesaid legend, to be issued and delivered to the undersigned. If any Shares are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Shares.

9. Certain Tax Matters.

(a) The Grantee has been advised to confer promptly with a professional tax advisor to consider whether the Grantee should make a so-called “83(b) election” with respect to the Shares. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date this Award is granted and the Grantee must provide the Company with a copy of the 83(b) election prior to filing. The Company has made no recommendation to the Grantee with respect to the advisability of making such an election.

(b) This Agreement or the vesting of the Shares granted hereunder, and the payment of dividends with respect to such Shares, will give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder are subject to the Grantee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its sole discretion (including through the Company’s withholding of Shares (but not in excess of the minimum withholding required by law)), all amounts required to be withheld with respect to U.S. federal, state, local and non-U.S. taxes. The Grantee authorizes the Company and its subsidiaries to withhold such amounts from any amounts otherwise payable to the Grantee, but nothing in this sentence should be construed as relieving the Grantee of any liability for satisfying his or her obligation under the preceding provisions of this Section 9(b).

10. Effect on Employment. The grant of the Shares will not give the Grantee any right to be retained as an employee of, or other service provider to, the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time.

11. Governing Law. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of Tennessee without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

12. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant has been furnished or made available to the Grantee. By accepting this Agreement, the Grantee agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control.

13. Acknowledgements. The Grantee acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument, (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, shall constitute an original signature for all purposes hereunder and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer.

SURGERY PARTNERS, INC.

By:
Name:
Title:

Dated:

Acknowledged and Agreed:

Exhibit A

[Vesting Provisions To Be Inserted]